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                                                                    EXHIBIT 24.1

                          AMCAST INDUSTRIAL CORPORATION
                            LIMITED POWER OF ATTORNEY

                  WHEREAS, Amcast Industrial Corporation, an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), (i) a Registration Statement on Form S-8 covering an additional 100,000 of its common shares, without par value, that may be issued under the Company's Amended and Restated 1999 Director Stock Incentive Plan; (ii) a Registration Statement on Form S-8 covering an additional 425,000 of its common shares, without par value, that may be issued under the Company's Amended and Restated 1999 Stock Incentive Plan;
(iii) a Registration Statement on Form S-8 covering an additional 25,000 of its common shares, without par value, that may be issued to non-employee directors of the Company in payment of their annual retainer, (iv) a Registration Statement on Form S-8 covering 50,000 deferred compensation obligations that may be issued pursuant to Company's Nonqualified Salary Deferral Plan, and (v) a Registration Statement on Form S-8 covering an additional 500,000 of its common shares, without par value, that may be issued under the Company's 401(k) Salary Deferral Plan (together, the "Registration Statement").

                  NOW THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints Byron O. Pond and Samuel T. Rees, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute his name, place and stead, as aforesaid, the Registration Statement and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument this 13th day of May, 2002.

 /s/ Leo W. Ladehoff                    /s/ Walter E. Blankley
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Leo W. Ladehoff                        Walter E. Blankley


 /s/ Peter H. Forster                   /s/ Don R. Graber
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Peter H. Forster                       Don R. Graber


 /s/ Joseph R. Grewe                    /s/ Bernard G. Rethore
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Joseph R. Grewe                        Bernard G. Rethore


 /s/ William G. Roth                    /s/ R. William Van Sant
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William G. Roth                        R. William Van Sant